UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12
ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Name of Registrant as Specified in its Charter)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2010

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March  15, 2010
Date: May 19, 2010           Time: 9:00 AM LST

Location:	2, rue Jean Bertholet L-1233 Luxembourg Grand Duchy of Luxembourg

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K      2. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2010 to facilitate timely delivery.
—— How To Vote ——
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
Nominees
01	William C. Erbey 02 Silke Andresen-Kienz 03 Roland Müller-Ineichen 04 William B. Shepro 05 Timo Vättö

The Board of Directors recommends you vote FOR the following proposal(s):

2	Proposal to approve and ratify the appointment of Deloitte & Touche LLP as our independent registered certified public accounting firm for the fiscal year ending December 31, 2010.

3	Proposal to approve and ratify the share repurchase program.

4	Proposal to approve and ratify the directors’ reports for the years ended December 31, 2009, December 31, 2008, and December 31, 2007.

5	Proposal to approve and ratify the Luxembourg statutory accounts for the years ended December 31, 2009, December 31, 2008, and December 31, 2007.

6	Proposal to discharge all of the current and past directors of Altisource Portfolio Solutions S.A. for the performance of their mandate during the year ended December 31, 2009.

7	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE:  The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4, 5, 6, and 7. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.